Exhibit 10

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Gallaher Group Plc:

In our opinion, the accompanying consolidated balance sheets and the related consolidated profit and loss accounts, statements of cash flows, statement of total recognised gains and losses and reconciliations of movements in equity shareholder's funds, present fairly, in all material respects, the financial position of Gallaher Group Plc and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United Kingdom. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for the Employee Benefit Trust in 2004.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 31 to the consolidated financial statements.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
London, United Kingdom
14 April 2005